UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 19, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

         Indiana                          0-12422                 35-1562245
State or Other Jurisdiction           Commission File No.      I.R.S. Employer
of Incorporation or Organization                           Identification Number

                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications
         pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             Year

    On September 19, 2005, the Board of Directors of MainSource Financial Group, Inc. amended and restated the Bylaws of MainSource Financial Group, Inc., effective September 19, 2005. Changes were made throughout the Bylaws. A copy of the amended and restated Bylaws is filed as an exhibit to this report.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit No.                Description

           3                Bylaws of MainSource Financial Group, Inc.


                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MAINSOURCE FINANCIAL GROUP, INC.

Date:    September 22, 2005         By:  /s/ James L. Saner, Sr.
                                         -------------------------------------
                                         James L. Saner, Sr.
                                         President and Chief Executive Officer